Exhibit 99.1

Deloitte LLP 2 New Street Square London EC4A 3BZ Phone: +44 (0)20 7936 3000 Fax: +44 (0)20 7583 1198 www.deloitte.co.uk

Report of Factual Findings – Proposed issue by Vantage Data Centers Germany Borrower Lux S.à r.l. of lease receivable backed notes (the “Issue”)

The Directors

Vantage Data Centers Germany Borrower Lux S.à r.l

Bâtiment C2,

2, rue Peternelchen,

L-2370 Howald,

Grand Duchy of Luxembourg

(the “Issuer”)

Barclays Bank Ireland PLC

One Molesworth Street

Dublin 2

D02 RF29

Ireland

(“Barclays”)

Deutsche Bank AG

Taunusanlage 12

60325 Frankfurt am Main

Hessen

Germany

(“DB” and together with Barclays, the “Joint Lead Managers”)

and the other Managers (as defined in Appendix 1 of the Engagement Letter)

(each of the parties above a “Recipient Party”, and together the “Recipient Parties”)

Purpose of this agreed upon procedures report

We have performed the following agreed upon procedures in accordance with our engagement letter dated 20 October 2026 (the “Engagement Letter”). The agreed upon procedures were performed solely for the purpose of assisting you in evaluating the validity of certain characteristics of leases and may not be suitable for another purpose.

Our responsibilities

We have conducted the agreed upon procedures engagement in accordance with the Standards for Investment Reporting 1000 issued by the Financial Reporting Council of the United Kingdom.

Professional ethics

We conducted our engagement with integrity and objectivity and comply with specific requirements to meet ethical, professional, and regulatory standards. We complied with the ICAEW Code of Ethics and the International Code of Ethics for Professional Accountants ethical requirements.

Quality management

Our firm applies International Standard on Quality Management (UK) 1, Quality management for firms that perform audits or reviews of financial statements, or other assurance or related services engagements, and accordingly, maintains a comprehensive system of quality management including documented policies and procedures regarding compliance with ethical requirements, professional standards and applicable legal and regulatory requirements.

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For the purpose of this engagement, there are no independence requirements with which we are required to comply.

Procedures and findings

We have performed the procedures described below, as defined in Appendix 3 of the Engagement Letter (the “Agreed upon Procedures”).

The management of the Issuer provided us with a data file ‘Vantage Germany ESMA Data Tape Template - Jul 26.xlsx’ and ‘Customer Mapping.xlsx’ (together, the “Lease Pool”) containing the lease information for each of the 14 leases in the Lease Pool as at 31 July 2026 (the “Cut-off Date”).

We have carried out the Agreed upon Procedures on the Lease Pool during the period 17 – 25 August.

The procedures we have undertaken, set out in paragraphs 1.1 to 1.19 under the agreed upon procedures sections below, have been limited to confirming that the selected attribute from the Lease Pool agreed to the lease documentation or copies thereof provided to us in the lease file. We are entitled to assume that the lease documentation is correct, and we have not sought to independently verify this information. The lease documentation used in these Agreed upon Procedures was any one of the lease agreement, guarantee of lease, commencement letter, change of control document, contract amendment document and deed of variation (together, the “Lease Documentation”) and the primary system of record Yardis (the “System”).

1.	Agreed upon Procedures

For each lease in the Lease Pool, we carried out the following Agreed upon Procedures.

For the purposes of this report, the failure of a single attribute is termed an error. We report our findings, which are the factual results of the Agreed upon Procedures performed:

1.1.	Tenant Name

For each lease in the Lease Pool, we confirmed whether the tenant name shown in the Lease Pool agreed to that shown on the Lease Documentation. We found that the tenant name shown in the Lease Pool agreed to the Lease Documentation, with no exception.

1.2.	Campus

For each lease in the Lease Pool, we confirmed whether the campus shown in the Lease Pool agreed to that shown on the Lease Documentation. We found that the campus shown in the Lease Pool agreed to the Lease Documentation, with no exception.

1.3.	Datacenter

For each lease in the Lease Pool, we confirmed whether the datacenter shown in the Lease Pool agreed to that shown on the Lease Documentation. We found that the datacenter shown in the Lease Pool agreed to the Lease Documentation, with no exception.

1.4.	CLP (Critical Load Power) leased (KWs)

For each lease in the Lease Pool, we confirmed whether the CLP leased (KWs) shown in the Lease Pool agreed to that shown on the Lease Documentation. We found that the CLP leased (KWs) shown in the Lease Pool agreed to the Lease Documentation, with no exception.

1.5.	Ready for Service (RFS) Date

For each lease in the Lease Pool, we confirmed whether the RFS date shown in the Lease Pool agreed to the Lease Documentation. We found that the RFS date shown in the Lease Pool agreed to the Lease Documentation, with no exception.

1.6.	Expiration Date

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For each lease in the Lease Pool, we confirmed whether the expiration date shown in the Lease Pool agreed to the Lease Documentation, where this was not available in the Lease Documentation the expiration date was recalculated using the RFS Date and the Original Term shown on the Lease Documentation. We found that the expiration date shown in the Lease Pool agreed to the Lease Documentation or where this was not available in the Lease Documentation the expiration date was recalculated using the RFS Date and the Original Term shown on the Lease, with no exception.

1.7.	Commencement Rent (KW/Month)

For each lease in the Lease Pool, we confirmed whether the commencement rent shown in the Lease Pool agreed to that shown on the Lease Documentation. We found that the commencement rent shown in the Lease Pool agreed to the Lease Documentation, with no exception.

1.8.	Current Rent (KW/Month)

For each lease in the Lease Pool, we confirmed whether the current rent shown in the Lease Pool agreed to the System. We found that the current rent shown in the Lease Pool agreed to the System, with no exception.

1.9.	Annual Rent Amount (ARR)

For each lease in the Lease Pool we confirmed whether the current annual rent amount shown in the Lease Pool agreed to the System. We found that the current annual rent amount shown in the Lease Pool agreed to the System with no exception.

1.10.	Payment Frequency

For each lease in the Lease Pool, we confirmed whether the payment frequency shown in the Lease Pool agreed to that shown on the Lease Documentation. We found that the payment frequency shown in the Lease Pool agreed to the Lease Documentation, with no exception.

1.11.	Escalator Frequency

For each lease in the Lease Pool, we confirmed whether the escalator frequency shown in the Lease Pool agreed to that shown on the Lease Documentation. We found that the escalator frequency shown in the Lease Pool agreed to the Lease Documentation, with no exception.

1.12.	Escalator Rate

For each lease in the Lease Pool, we confirmed whether the escalator rate shown in the Lease Pool agreed to that shown on the Lease Documentation. We found that the escalator rate shown in the Lease Pool agreed to the Lease Documentation, with no exception.

1.13.	Escalation Base Computation Date

For each lease in the Lease Pool, we confirmed whether the escalator base computation date shown in the Lease Pool agreed to that shown on the Lease Documentation. We found that the escalator base computation date shown in the Lease Pool agreed to the Lease Documentation, with no exception.

1.14.	Renewal Option

For each lease in the Lease Pool, we confirmed whether the renewal option shown in the Lease Pool agreed to that shown on the Lease Documentation. We found that the renewal option shown in the Lease Pool agreed to the Lease Documentation, with no exception.

1.15.	Length of Renewal Option

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For each lease in the Lease Pool, we confirmed whether the length of the renewal option shown in the Lease Pool agreed to that shown on the Lease Documentation. We found that the length of renewal option shown in the Lease Pool agreed to the Lease Documentation, with no exception.

1.16.	Rent-Free Period

For each lease in the Lease Pool with a rent free period, we confirmed whether the length of the rent-free period shown in the Lease Pool agreed to that shown on the Lease Documentation. We found that the length of the rent-free period shown in the Lease Pool agreed to the Lease Documentation, with no exception.

1.17.	Original Term

For each lease in the Lease Pool, we confirmed whether the Original Term shown in the Lease Pool agreed to that shown on the Lease Documentation, where this was not available in the Lease Documentation the Original Term was recalculated using the RFS Date and the Expiration Date shown on the Lease Documentation. We found that the Original Term shown in the Lease Pool agreed to the Lease Documentation or where this was not available in the Lease Documentation the Original Term was recalculated using the RFS Date and the Expiration Date shown on the Lease Documentation, with no exception.

1.18.	Expiration Date (including Renewal)

For each lease in the Lease Pool, we confirmed, where required, whether the expiration date including exercised renewal options shown in the Lease Pool agreed to that shown on the Lease Documentation. We found that the expiration date including exercised renewal options shown in the Lease Pool agreed to that shown on the Lease Documentation, with no exception.

1.19.	Credit Rating

For each lease in the Lease Pool with a Credit Rating, we confirmed whether the Credit Rating shown in the Lease Pool agreed to the S&P credit rating shown on Bloomberg. We found that the Credit Rating shown in the Lease Pool agreed to the S&P credit rating shown on Bloomberg, with no exception.

Limitations

The scope of our work in preparing this report (the “Report”) was limited solely to those procedures set out above. Accordingly, we do not express any opinion or overall conclusion on the procedures we have performed.

You are responsible for determining whether the scope of our work specified is sufficient for your purposes and we make no representation regarding the sufficiency of these procedures for your purposes. If we were to perform additional procedures, other matters might come to our attention that would be reported to you.

This Report should not be taken to supplant any other enquiries and procedures that may be necessary to satisfy the requirements of the Recipient Parties.

The Agreed upon Procedures we performed did not constitute an audit, review or an assurance engagement of any kind and consequently we do not express any assurance on the characteristics of the Lease Pool. We did not subject the information contained in this Report or given to us by the Directors to checking or verification procedures except to the extent expressly stated above. This is normal practice when carrying out such limited scope procedures, but contrasts significantly with, for example, an audit. The procedures we performed were not designed to and are not likely to reveal fraud.

Had we performed additional procedures, or had we performed an audit, review or assurance engagement of the Lease Pool in accordance with International Standards on Auditing, International Standards on Review Engagements, International Standards on Assurance Engagements (or relevant national standards or practices), other matters might have come to our attention that would have been reported to you.

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The procedures in this Report have not been undertaken in contemplation of the professional standards of the US American Institute of Certified Public Accountants or the Public Company Accounting Oversight Board and accordingly this Report is not designed to be relied upon in connection with any obligations or responsibilities that you may have under any legislation, regulations and/or rule of law in the United States. This Report may be used by a manager in connection with the Purpose to establish a due diligence defence under Section 11 of the United States Securities Act 1933, as amended, or a defence analogous to the due diligence defence available under such section. However, we express no view as to the effectiveness of such use of this Report.

Use of Report

This Report is provided to you solely for your private information under the terms of our Engagement Letter and solely for the purpose of performing certain Agreed upon Procedures on certain lease. This Report may not be recited or referred to in any other document, copied nor made available (in whole or in part) to any other party other than the Recipient Parties nor may the fact of the engagement and our name in connection with the engagement be disclosed, without our prior express written consent (which shall not be unreasonably withheld or delayed). Nothing in this Report shall prevent you from disclosing this Report to your professional advisers (but without creating any duty or liability to them on our part) or as may be required by any legal, professional or regulatory requirement. This Report may also be disclosed to any entity which is controlling, controlled by, or under common control with, a Recipient Party (an “Affiliate”) for internal information or internal discussion purposes only in connection with the Issue and their respective directors, officers, partners or employees (each an “Affiliate Party”) on a need to know basis provided that you ensure that such parties to whom this Report is made available understand and accept that (a) this Report is confidential and must not be disclosed to any other party without our prior written consent, except where required by law, court order or regulatory authority, (b) in respect of personal data, to the extent applicable, they are required to comply with the Data Protection Legislation, (c) this Report is provided for their information (but without creating any duty or liability to them on our part) solely for the purpose of advising you in connection with the Issue and (d) if they place reliance on this Report they will do so at their own risk and have no recourse to the Deloitte parties ((a) to (d) together the “Recipient Obligations”). Each Recipient Party accepts responsibility for any non-compliance with the Recipient Obligations by any of its own Affiliate Parties.

We acknowledge that you have indicated that you may request that we give access to this Report to certain rating agencies on a non-recourse basis. In preparing and signing this Report, we accept no duty, responsibility or liability to any other party (including any rating agency). Where we are willing to give the written consent referred to above, we will require as a condition of that consent (i) your written authorisation to release this Report and (ii) that the other person or entity agrees in writing in a form acceptable to us (a) to keep this Report, the fact of our engagement and our name in connection with the engagement confidential, except as otherwise agreed in writing between us; and (b) that this Report is provided to them solely for their information and was not prepared with their interests in mind and that accordingly we do not owe, accept or assume any duty of care, responsibility or liability to them in connection with this Report or the engagement.

In the event that Deloitte provides to the Issuer and the Originator a Form ABS Due Diligence-15E executed by Deloitte applicable to the services performed hereunder (such form, including, without limitation, any attachments thereto, the “Form 15E”), such Form 15E will not be used by or circulated, quoted, disclosed, or distributed (including, without limitation, by attribution) to, nor will reference to such form be made to, anyone; however, the Issuer and the Originator shall provide access to the electronic copy of such Form 15E in its entirety, solely to Nationally Recognized Statistical Rating Organizations (as defined in rules promulgated by the Securities and Exchange Commission (the “SEC”)) (“NRSROs”) that have access to the secure password-protected Internet Web site required to be maintained under Rule 17g-5 of the Exchange Act (the “17g-5 Website”) by posting such Form 15E to the 17g-5 Website.

Additionally, the Issuer or the Originator may file a copy of this Report on the U.S. Securities and Exchange Commission’s Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) database, but we accept no duty of care or liability to any parties that obtain access to this Report whether via EDGAR or otherwise. This Report is solely intended for the use and benefit of those parties that instructed us as to the procedures to be performed since others, unaware of the reasons for each of the procedures, may misinterpret the results, and we accept no duty of care, responsibility or liability to any other party that obtains access to this Report. We will not be responsible for any actions

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taken by a rating agency or any other party other than those specified above as a result of receiving a copy of this Report.

Other than those who have validly accepted the Engagement Letter, we will not accept any duty, responsibility or liability to any party to whom this Report is shown or into whose hands it may come.

/s/ Deloitte LLP

Deloitte LLP

6 November 2026

United Kingdom

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